UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

QuantumScape Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39345	85-0796578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1730 Technology Drive
San Jose, California		95110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 452-2000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	QS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2023, Dr. Siva Sivaram accepted an employment offer by QuantumScape Battery, Inc., a wholly-owned subsidiary of QuantumScape Corporation (the “Company”), where he will assume the title of President, reporting to Jagdeep Singh, the Company’s Co-Founder and Chief Executive Officer, effective September 11, 2023. In his new role, Dr. Sivaram will oversee the Company's technology and manufacturing groups and bring deep expertise in the production and scale up of high complexity hardware to the Company.

Dr. Sivaram, 63, is a long-time veteran of the semiconductor industry with 37 years of experience in corporate leadership and technology manufacturing. Dr. Sivaram served in various roles at data storage solutions provider, Western Digital (NASDAQ: WDC), where he was responsible for the development of corporate strategy and growth technologies, including in his current role as President, Technology and Strategy since August 2019, and Executive Vice President, Silicon Technology and Manufacturing from November 2017 to August 2019. Prior to joining Western Digital in 2016, Dr. Sivaram held the title of Executive Vice President, Memory Technology, at SanDisk. In 2008, he founded Twin Creek Technologies, an American technology manufacturer specializing in solar model equipment, where he served as CEO for five years. Earlier on in his career, Dr. Sivaram held leadership positions at SanDisk, Matrix Semiconductor, and Intel. Dr. Sivaram currently sits on the board of directors of the Global Semiconductor Alliance, the US-India Business Council, and Akshaya Patra, the world’s largest NGO dedicated to feeding school children. He received his Doctorate and Master’s degrees in Materials Science from the Rensselaer Polytechnic Institute and is a Distinguished Alumnus of the National Institute of Technology, Tiruchi, India, where he received his Bachelor’s degree in Mechanical Engineering.

The Company has entered into an offer letter with Dr. Sivaram dated July 25, 2023 (the “Offer Letter”). The Offer Letter provides for an initial annual base salary of $500,000. Dr. Sivaram will be eligible to participate in the Company’s 2023 annual bonus program at 80% target of his 2023 earned salary. In subsequent years, Dr. Sivaram will be eligible to participate in the Company’s annual bonus program and its respective terms subject to the determination of the Company's board of directors (the “Board”). Pursuant to the Offer Letter, upon his commencement of employment with the Company and subject to Board approval, Dr. Sivaram will be granted a restricted stock unit (“RSU”) award under the Company’s 2020 Equity Incentive Plan with a value of $4.5 million, consisting of a mix, to be determined by the Board, of performance-based and time-based vesting conditions, with performance-based RSUs vesting tied to achievement of specific milestones, and time-based RSUs vesting over four years, subject to continued service with the Company through the applicable vesting date. In addition, the Company agreed to grant Dr. Sivaram a one-time signing bonus equity award of RSUs with a value of $2 million vesting over two years, subject to continued service with the Company through the applicable vesting date.

Dr. Sivaram will be eligible to participate in the Company’s Executive Severance Plan, as described under “Executive Compensation—Severance Arrangements” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”). Dr. Sivaram will also be eligible to participate in the Company’s other general executive compensation and benefit programs described in the “Executive Compensation” section of the Proxy Statement, including indemnification and other agreements described under “Related Person Transactions—Indemnification of Directors and Officers; Exculpation,” and “Related Person Transactions—Indemnification Agreements.” Such descriptions are incorporated herein by reference.

Dr. Sivaram has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed.
There is no arrangement or understanding between Dr. Sivaram and any other persons pursuant to which Dr. Sivaram was appointed as President. There are no family relationships between Dr. Sivaram and any of the Company’s directors or executive officers.

The foregoing descriptions of the Offer Letter are qualified in their entirety by reference to the full texts of such letter, which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

Forward-Looking Statements

Certain information in this Current Report on Form 8-K may be considered “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the Company’s prospects and the timing of the management change. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements, including due to changes in economic and financial conditions and due to other factors discussed in the section titled “Risk Factors” in our Annual Report and Quarterly Reports and other documents filed with the SEC from time to time. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QuantumScape Corporation

Date:	July 31, 2023	By:	/s/ Michael McCarthy
Name: Michael McCarthy Title: Chief Legal Officer and Head of Corporate Development